AMENDED AND RESTATED
                                     BY-LAWS

                                       OF

                              EQUIDYNE CORPORATION
                            (A DELAWARE CORPORATION)

                                   ARTICLE I.

                                     OFFICES

          Section 1.   Registered Office. The registered office of Equidyne
                       -----------------
corporation (the "Corporation") shall be in the City of Wilmington, County of New Castle, State of Delaware.

          Section 2.   Other Offices. The Corporation may also have offices in
                       -------------
such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II.

                            MEETINGS OF STOCKHOLDERS

          Section 1.   Place of Meeting. All meetings of the stockholders for
                       ----------------
the election of directors shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          Section 2.   Annual Meeting. Annual meetings of stockholders shall be
                       --------------
held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, if not a legal holiday,


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and if a legal holiday, then on the next secular day following, at which they shall elect a Board of Directors, and transact such other business as may property be brought before the meeting.

          Section 3.   Special Meetings. Special meetings of the stockholders,
                       ----------------
for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman, the President and shall be called by the President or Secretary at the request in writing of a majority of the members of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

          Section 4.   Stockholder List. The officer who has charge of the stock
                       ----------------
ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the


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stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote at any meeting of stockholders.

          Section 5.   Notice of Meetings. Written notice of the annual meeting
                       ------------------
stating the place, date and hour of the meeting and the purpose or purposes of the meeting in accordance with Section 11 of this Article, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the annual meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such special meeting.

          Section 6.   Quorum. The holders of a majority of the stock issued and
                       ------
outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote a majority of shares thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 7.   Voting. Unless otherwise provided in the Certificate of
                       ------
Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of the capital stock held by him


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having voting power upon the matter in question. When a quorum is present at any meeting for the election of directors, a plurality of the votes cast of shares present in person or represented by proxy at the meeting and entitled to vote for the election of directors shall be sufficient to elect directors, and all other elections or questions shall be decided by the vote of the holders of a majority of the stock having voting power present in person or represented by proxy before such meeting, unless the election or question is one upon which by express provision of the statutes or of the Certificate of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question. Voting at meetings of stockholders other than the election of directors need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the Board of Directors, the chairman of the meeting or by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting.

          Section 8.   Proxies. Each stockholder may authorize another person or
                       -------
persons to act for him by proxy, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation.


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          Section 9.   Organization. Meetings of stockholders shall be presided
                       ------------
over by the Chairman of the Board, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice-President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence or unavailability, the chairman of the meeting may appoint any person to act as secretary of the meeting.

          Section 10.  Conduct of Meetings. The Board of Directors of the
                       -------------------
Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts, in the judgment of such chairman, as are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) opening and closing of the polls for each matter upon which the stockholders will vote; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of


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the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

          Section 11.  Advance Notice of Stockholder Business. At any annual
                       --------------------------------------
meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section 11. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in voting to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Corporation not less than sixty days nor more than ninety days prior to the date of the annual meeting; provided, however, that in the event that less than fifty days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting, the following:

          (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

          (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business;


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         (iii) the class and number of shares of the Corporation's voting stock that are beneficially owned by such stockholder; and

          (iv) any material interest of such stockholder in such business.

Notwithstanding anything in these By-Laws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 11. The chairman of the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this
Section 11 and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

                                  ARTICLE III.

                                    DIRECTORS

          Section 1.   General Powers. The business of the Corporation shall be
                       --------------
managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

          Section 2.   Number; Term. The number of director that shall
                       ------------
constitute the entire board shall be not less than four nor more than ten. Within the limits above specified, the number of directors shall be determined from time to time by resolution of the Board of Directors or by the stockholders at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3 of this Article, and each


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director elected shall hold office until his successor is elected and qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation. Directors need not be stockholders.

          Section 3.   Vacancies. Vacancies and newly created directorships
                       ---------
resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the entire board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

          Section 4.   Place of Meeting. The Board of Directors of the
                       ----------------
Corporation may hold meetings, both annual, regular and special, either within or without the State of Delaware, as the Board of Directors may from time to time determine.

          Section 5.   Annual Meeting. The Board of Directors shall meet for the
                       --------------
purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of the stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. Such meeting may be held at any other


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time or place which shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article II.

          Section 6.   Regular Meetings. Regular meetings of the Board shall be
                       ----------------
held at such time and place as the Board may from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board need not be given except as otherwise required by statute or these By-Laws.

          Section 7.   Special Meetings. Special meetings of the Board of
                       ----------------
Directors may be called by the Chairman, the President on one day's notice to each director, either personally or by mail or by telegram or electronically, special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two directors unless the Board of Directors consists of only one director; in which case special meeting shall be called by the President or Secretary in like manner and on like notice on the written request of the sole director.

          Section 8.   Quorum. At all meetings of the Board of Directors a
                       ------
majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.


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          Section 9.   Consent. Unless otherwise restricted by the Certificate
                       -------
of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any Committee thereof may be taken without a meeting, if all members of the Board or Committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or Committee.

          Section 10.  Telephonic Participation. Unless otherwise restricted by
                       ------------------------
the Certificate of Incorporation or these By-Laws, members of the Board of Directors, or any Committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any Committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

          Section 11.  Compensation. Unless otherwise restricted by the
                       ------------
Certificate of Incorporation or these By-Laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing Committees may be allowed like compensation for attending Committee meetings.

          Section 12.  Removal of Directors. Unless otherwise restricted by the
                       --------------------
Certificate of Incorporation or these By-Laws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares then entitled to vote at an election of directors.


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          Section 13.  Nominating Procedure. Only persons who are nominated in
                       --------------------
accordance with the procedures set forth in this Section 13 shall be eligible for election as directors of the Corporation by stockholders. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders at which Directors are to be elected only (i) by or at the direction of the Board of Directors; or (ii) by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth below. Nominations for election as a director of the Corporation, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than sixty days or more than ninety days prior to the date of the meeting; provided, however, that in the event that less than fifty days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth:

          (x) as to each person whom such stockholder proposes to nominate for election or reelection as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and


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          (y)  as to the stockholder giving the notice (I) the name and address, as they appear on the Corporation's books, of such stockholder, and (II) the class and number of shares of the Corporation's voting capital stock that are beneficially owned by such stockholder.

At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 13. The chairman of the meeting shall, it the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

                                   ARTICLE IV.

                             COMMITTEES OF DIRECTORS

          Section 1.   Committee. The Board of Directors may, by resolution
                       ---------
passed by a majority of the entire Board, designate one or more Committees, each Committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any Committee, who may replace any absent or disqualified member at any meeting of the Committee. In the absence or disqualification of a member of a Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of


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any such absent or disqualified member. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

          Section 2.   Powers. Any Committee, to the extent provided in the
                       ------
resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such Committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provides, no Committee shall have the power or authority to declare a dividend or to authorize the issuance of capital stock. Any Committee or Committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

          Section 3.   Procedure. A majority of the Board members of any
                       ---------
Committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. Notice of such meetings shall be given to each member of the Committee in the manner provided for in Section 1 of
Article V. Each Committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.


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                                   ARTICLE V.

                                     NOTICES

          Section 1.   General. Whenever, under the provisions of the statutes
                       -------
or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram, facsimile or other electronic means as permitted by the statutes.

          Section 2.   Waiver. Whenever any notice is required to be given under
                       ------
the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VI.

                                    OFFICERS

          Section 1.   Positions; Terms. The officers of the Corporation shall
                       ----------------
be chosen by the Board of Directors and shall be a Chairman of the Board, a President, a Vice-President, a Secretary and a Treasurer. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chairman of the Board, a President, one or more Vice-Presidents, a Secretary and a Treasurer. The Board of Directors may also choose a Vice Chairman, additional Vice-Presidents, and one or more Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person, unless the statute, the


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Certificate of Incorporation or these By-Laws otherwise provide. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

          Section 2.   Appointments. The Board of Directors may appoint, or
                       ------------
delegate to the Chairman or the President the power to appoint, such other officers (including one or more Assistant Vice-Presidents, Assistant Treasurers and Assistant Secretaries) and agents as it or he shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board or the officer making such appointment.

          Section 3.   Resignation. Any officer of the Corporation may resign at
                       -----------
any time by giving written notice of his resignation to the Board, the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified herein, immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 4.   Removal. Any officer or agent of the Corporation may be
                       -------
removed, either with or without cause, at any time, by the vote of the majority of the entire Board at any meeting of the Board called for such person. Any officer or agent appointed by the Chairman of the Board or the President pursuant to Section 2 of this Article may be removed, either with or without cause, by the Chairman of the Board or President. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed.


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          Section 5.   Compensation. The salaries of all officers and agents of
                       ------------
the Corporation shall be fixed by the Board of Directors; provided, however, that the Board may delegate to the Chairman of the Board or the President the power to fix the compensation of officers and agents appointed by the Chairman of the Board or the President, as the case may be. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation, but any such officer who shall also be a director shall not have any vote in the determination of the amount of compensation paid to him.

          Section 6.   Chairman of the Board. The Chairman of the Board, if one
                       ---------------------
be elected, shall be the chief executive officer of the Corporation; he shall preside at all meetings of the stockholders and directors, shall be ex officio a member of all standing committees, shall have general and active management of the business of the Corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect and shall perform such other duties as the Board of Directors shall prescribe.

          Section 7.   Vice Chairman of the Board. The Vice Chairman of the
                       --------------------------
Board, if one be elected, shall have such powers and perform all such duties as from time to time may be assigned to him by the Board or the Chairman of the Board and, unless otherwise provided by the Board, shall in the case of the absence or inability to act of the Chairman of the Board, perform the duties of the Chairman of the Board and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.

          Section 8.   President. The President of the Corporation shall be the
                       ---------
chief operating and administrative officer of the Corporation. If there is no Chairman of the Board or during the absence or disability of the Chairman of the Board, the President shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. He shall possess power to sign all


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certificates, contracts and other instruments of the Corporation. He shall, in the absence of the Chairman of the Board, preside at all of the meetings of the stockholders and of the Board of Directors. He shall perform all such other duties as are incident to his office or are properly required of him by the Board of Directors. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

          Section 9.   Vice-Presidents. In the absence of the President or in
                       ---------------
the event of his inability or refusal to act, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice-Presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section 10.  Secretary. The Secretary shall attend all meetings of the
                       ---------
Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing Committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it


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and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

          Section 11.  Assistant Secretary. The Assistant Secretary, or if there
                       -------------------
be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section 12.  Treasurer. The Treasurer shall have the custody of the
                       ---------
corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

          Section 13.  Assistant Treasurer. The Assistant Treasurer, or if there
                       -------------------
shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                  ARTICLE VII.

                      CONTRACTS, LOANS, BANK ACCOUNTS, ETC.

          Section 1.   Execution of Contracts. Except as otherwise required by
                       ----------------------
statute, the Certificate of Incorporation or these By-Laws, any contracts or other instruments may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. Unless authorized by the Board or expressly permitted by these By-Laws, an officer or agent or employee shall not have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniarily liable for any purpose or to any amount.

          Section 2.   Loans. Unless the Board of Directors shall otherwise
                       -----
determine, either the Chairman of the Board, the Vice Chairman of the Board or the President, singly, or a Vice-President, together with the Treasurer, may effect loans and advances at any time for the Corporation or guarantee any loans and advances to any subsidiary of the Corporation, from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences or indebtedness of the Corporation, or guarantee of indebtedness of subsidiaries of the Corporation, but no officer or officers other than in the ordinary course of business shall mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation, except when authorized by the Board.

          Section 3.   Check, Drafts, Etc. All checks, drafts, bills of exchange
                       ------------------
or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such person or persons and in such manner as shall from time to time be authorized by the Board.

          Section 4.   Deposits. All funds of the Corporation not otherwise
                       --------
employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation, or in such other manner as the Board may determine.

          Section 5.   General and Special Bank Accounts. The Board may from
                       ---------------------------------
time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

          Section 6.   Proxies in Respect of Securities of other Corporations.
                       ------------------------------------------------------
Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Vice Chairman of the Board, the President, or a Vice-President may from time to time appoint an attorney or attorneys or agent or agents, of the Corporation, in the name and on behalf of the Corporation to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper.

                                  ARTICLE VIII.

                              CERTIFICATES OF STOCK

          Section 1.   Certificates. Every holder of stock in the Corporation
                       ------------
shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman or Vice-Chairman of the Board of Directors or the President or a Vice-President and the Treasurer or, an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

          Section 2.   Facsimile Signatures. Any of or all the signatures on the
                       --------------------
certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          Section 3.   Lost Certificates. The Board of Directors may direct a
                       -----------------
new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

          Section 4.   Transfers of Stock. Upon surrender to the Corporation or
                       ------------------
the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          Section 5.   Fixing Record Date. In order that the Corporation may
                       ------------------
determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any right, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          Section 6.   Registered Stockholders. The Corporation shall be
                       -----------------------
entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware

                                   ARTICLE IX.

                               GENERAL PROVISIONS

          Section 1.   Declaration of Dividends. Dividends upon the capital
                       ------------------------
stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

          Section 2.   Payment of Dividends. Before payment of any dividend,
                       --------------------
there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board shall think conducive to the interest of the Corporation, and Board may modify or abolish any such reserve in the manner in which it was created.

          Section 3.   Fiscal Year. The fiscal year of the corporation shall be
                       -----------
fixed by resolution of the Board of Directors.

          Section 4.   Seal. The corporate seal shall have inscribed thereon the
                       ----
name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE X.

                                 INDEMNIFICATION

          Section 1.   Authority. The Corporation shall indemnify each director,
                       ---------
officer, employee and agent of the Corporation, his heirs, executors, administrators and all persons whom the Corporation is authorized to indemnify under the provisions of the General Corporation Law of the State of Delaware (the "DGCL"), to the fullest extent permitted by law, (i) against all the expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any action, suit or proceeding, whether civil, criminal, administrative, investigative, or in connection with any appeal therein, or otherwise, and (ii) against all expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of any action or suit by or in the right of the Corporation, or in connection with any appeal therein, or otherwise, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. No provision of the By-Laws is intended to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the DGCL upon the Corporation to furnish, or upon any court to award, such indemnification as otherwise authorized pursuant to the DGCL or any other law now or hereafter in effect.

          Section 2.   Prepayment of Expenses. The Corporation may, in its
                       ----------------------
discretion, pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

          Section 3.   Claims. If a claim for indemnification or payment of
                       ------
expenses under this Article is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

          Section 4.   Non-Exclusivity of Rights. The rights conferred on any
                       -------------------------
person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, including the DGCL, provision of the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

          Section 5.   Other Indemnification; Insurance. The Corporation's
                       --------------------------------
obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, or other enterprise. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, or other enterprise against any liability asserted against him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of law or this section.

          Section 6.   Amendment or Repeal. Any repeal, amendment or alteration
                       -------------------
of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal, amendment or alteration

                                   ARTICLE XI.

                                   AMENDMENTS

          Section 1.   Stockholders. These By-Laws may be amended, altered or
                       ------------
repealed or new By-Laws may be adopted at any annual or special meeting of the stockholders; provided, however, that the notice of such meeting shall have been given as provided in these By-Laws, which notice shall mention that amendment, alteration or repeal of these By-Laws, or the adoption of new By-Laws, is one of the purposes of such meeting.

          Section 2.   Board of Directors. These By-laws may also be amended,
                       ------------------
altered or repealed or new By-Laws may be adopted by the Board at any meeting thereof; provided, however, that notice of such meeting shall have been given as provided in these By-Laws, which notice shall mention that amendment, alteration or repeal of the By-Laws, or the adoption of new By-Laws, is one of the purposes of such meeting. By-Laws adopted by the Board may be amended or repealed by the stockholders as provided in Section 1 of this Article.